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                                                      EXHIBIT 10.37, PAGE 1 OF 8

                          STOCK SUBSCRIPTION AGREEMENT


         Stock Subscription Agreement, dated as of April 25, 1997, between Advanced Media, Inc., a Delaware corporation (the "Company") and the person or persons executing the signature page hereto (the "Purchaser").

         WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue to the Purchaser, ___________ shares of common stock, par value $.0001 per share (the "Common Stock") of the Company, all upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties herein contained, it is hereby agreed as follows:

         1. Subscription Price; Issuance of Stock; Price Guarantee.

         (a) In reliance on the representations and warranties contained herein and subject to the terms and conditions hereof, in exchange for the __________ shares of Common Stock to be issued to the Purchaser hereunder, the Purchaser shall pay to the Company and amount equal to $0.05 per share or $__________ in the aggregate (the "Purchase Price"), in immediately available funds, not later than__________, 1997 (such shares of Common Stock described in this Section 1 being referred to herein as the "Stock").

         (b) The Company agrees that if the value of the Stock purchased hereunder (whether or not disposed of by the Purchaser) is not at least equal to $0.11 on the date on which a registration statement on Form S-3 under the Securities Act (as defined below) which registers shares of Common Stock is declared effective, then the Company will issue to the Purchaser additional shares of Common Stock so that the aggregate value, as defined below, on such date of the Stock (whether or not disposed of by the Purchaser) and such additional shares of Common Stock shall be at least equal to the amount obtained by multiplying the total number of such shares by $0.11. In the event that the number of additional shares required to be issued hereunder pursuant to the terms of this Section 1(b) is not a whole number, then the number of shares to be issued will be rounded to the nearest whole number, and no fractional shares will be issued. The Company will issue such additional shares of Common Stock within ten (10) business days following the date set forth above. For purposes of this agreement, the "value" of shares of Common Stock shall be the average of the closing bid price of shares of Common Stock on the ten (10) trading days preceding the applicable date.

         2. Representations and Warranties of the Company.

         The Company represents and warrants to the Purchaser as follows:

                  2.1. Corporate Status.

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to carry its business as now conducted.

                  2.2. Authority of Agreement.

                  The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.
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                                                      EXHIBIT 10.37, PAGE 2 OF 8

                  2.3. No Conflicts.

                  The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company may be bound.

                  2.4 Fully Paid and Non-Assessable; Available Shares

                  Upon issuance of the Stock and payment therefor pursuant to the terms hereof, each share of Stock shall be validly issued, fully paid and non-assessable.

         2.5      Reporting Requirements.

                  The Company will timely file with the SEC all periodic reports required by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         3.       Representations and Warranties of the Purchaser.

         The Purchaser represents and warrants to the Company as follows:

                  3.1. Status.

                  If the Purchaser is a corporation or other entity, the Purchaser is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform its obligations under this Agreement. If the Purchaser is an individual, the Purchaser has legal capacity to execute, deliver and perform his or her obligations under this Agreement.

                  3.2 Authority for Agreements.

                  The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

                  3.3. No Conflicts.

                  The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Purchaser pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Purchaser do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Purchaser (if the Purchaser is a corporation), any other organizational instrument (if the Purchaser is a legal entity other than a corporation) or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Purchaser is a party or by which the Purchaser may be bound.
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                                                      EXHIBIT 10.37, PAGE 3 OF 8

                  3.4. Investor Representations and Acknowledgments.

                  (a) The Purchaser is acquiring the Stock for the Purchaser's own account for investment only and not with a view to, or for sale in connection with, a distribution of the Stock within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and any applicable state, securities or blue-sky laws. The Purchaser is an accredited investor (as defined under Regulation D under the Securities Act).

                  (b) The Purchaser is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Stock or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

                  (c) The Purchaser acknowledges to the Company that:

                  (i) The Company has advised the Purchaser that the Stock has not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration;

                  (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Purchaser's representations contained herein;

                  (iii) The Stock cannot be resold without registration or an exemption under the Securities Act and such state securities laws, and that certificates representing the Stock will bear a restrictive legend to such effect;

                  (iv) The Purchaser has evaluated the merits and risks of purchasing the Stock, and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Stock, and is able to bear the economic risk of purchasing the Stock, including the possibility of a complete loss with respect thereto; and

                  (v) The Purchaser has had access to such information regarding the business and finances of the Company, including without limitation copies of the Company's annual report on form 10-K, quarterly reports on form 10-Q, any current reports on form 8-K, recent press releases and pursuant to meetings with management of the Company, and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company.

4. Registration of the Stock.

         4.1 Registration Rights. The Company agrees that, following the execution and delivery of this Agreement, it will prepare and file a registration statement on Form S-3 (the "Registration Statement"), which Registration Statement will include the Stock and any additional shares of Common Stock issued pursuant to Section 1(b) of this Agreement . The Company agrees to use commercially reasonable efforts to cause such Registration Statement to be declared effective by the Securities and Exchange Commission on or before July 15, 1997, although there can be no assurance that the Registration Statement will be declared effective within such time.

         4.2 Additional Shares. In the event that the Registration Statement is not declared effective on or before July 15, 1997, the Company shall issue to you, in respect of each 30-day period after July 15, 1997 for which the Registration Statement is not effective, such number of shares as shall equal two and one-half (22%) percent of the Stock, without giving effect to the number of shares, if any, issued pursuant to the Section 1(b) hereof.

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                                                      EXHIBIT 10.37, PAGE 4 OF 8

         4.3 Delay of Registration. Notwithstanding anything in the foregoing to the contrary, the Company shall not be obligated to effect a the registration of the Registration Statement at any time when the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be detrimental to the interests of Company or its shareholders. The delay of the Registration Statement cannot be suspended, pursuant to the provisions of the preceding sentence, for more than 120 days after the date of the Board's determination referenced in the preceding sentence.

         5. Company's Obligations for Registrations.

                  5.1 Costs and Expenses. The Company shall pay all costs (excluding expenses of counsel to the Holders and underwriting, dealers or selling commissions, if any, which shall be borne by the Holders), fees and expenses in connection with the filing of the Registration Statement filed pursuant to Section 4 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.


                  5.2 Blue Sky Laws. The Company will take all necessary action which may be required in qualifying or registering the Stock included in a registration statement for offer and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s); provided, that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; provided, further, that the Company shall not be obligated to qualify or register shares of Common Stock in any state where the Company's shares are not already qualified or registered for offer and sale as of the effective date of the Company's public offering.

                  5.3 Indemnification of Holders. The Company shall indemnify the Holder(s) of the Stock to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement; provided, however, that the Company shall not be required to indemnify the Holders for any loss, claim, damage, expense or liability arising from any misstatement or omission of a material fact which is based on information furnished in writing by or on behalf of such Holders, or their successors or assigns, for inclusion in the registration statement. In addition, the Company shall not be obligated to indemnify the Holders for any loss, claims, damage, expense or liability arising from any misstatement or omission of a material fact where the Company shall have timely delivered to the Holders amendments or supplements of a registration statement or prospectus which correct such misstatement or omission of a material fact and the Holders fail to utilize such amendment or supplement in the offer and sale of the Stock.

                  5.4 Indemnification of the Company. The Holders(s) of the Stock to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns, for inclusion in such registration statement.

                  5.5 Copies. The Company shall furnish to each Holder of Stock such number of copies of the registration statement, each amendment thereto, the prospectus included in such registration (including each preliminary prospectus) and such other documents as such Holder any reasonably request in order to facilitate the disposition of the Stock owned by such Holder.
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                                                      EXHIBIT 10.37, PAGE 5 OF 8

         6. Further Assurances.

         At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

         7. Miscellaneous.

         Any party may waive compliance by the other with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Agreement shall not be assignable by either party, other than to an affiliate (as defined under the Exchange Act and the rules and regulations thereunder) thereof, without the prior written consent of the other, such consent not to be unreasonably withheld. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, other than a permitted assignee hereunder, under the third party beneficiary doctrine or otherwise.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.
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                                                      EXHIBIT 10.37, PAGE 6 OF 8

                 EXECUTION PAGE FOR SUBSCRIPTION BY INDIVIDUALS
            (not applicable to subscriptions by entities, Individual
                Retirement Accounts, Keogh Plans or ERISA Plans)

TOTAL SUBSCRIPTION AMOUNT $ ___________  .

/ /     INDIVIDUAL OWNER                         / / CUSTODIAN UNDER
        (One signature required below)               Uniform Gifts to Minors Act

/ /     JOINT TENANTS WITH RIGHT
        OF SURVIVORSHIP                         (Insert applicable state)
        (All tenants must sign below)           (Custodian must sign below)

/ /     TENANTS IN COMMON                       / /  COMMUNITY PROPERTY
        (All tenants must sign below)                (Both spouses in community property
                                                     states must sign below)


Print information as it is to appear on the Company records.

___________________________
(Name of Subscriber)                            (Social Security or Taxpayer ID No.)

___________________________
(Home Address)                                  (Home Telephone)

___________________________
(Business Address)                              (Business Telephone)

___________________________
(Name of Co-Subscriber)                         (Social Security or Taxpayer ID No.)


___________________________
(Home Address)                                  (Home Telephone)

___________________________
(Business Address)                              (Business Telephone)

                                  SIGNATURE(S)

Dated:______________, 1995.

(1)By:___________________________                              (2)  By:
Signature of Authorized Signatory                              Signature of Authorized Co-Signatory

_________________________________
Print Name of Signatory and Title, if applicable               Print Name of Co-Signatory and Title,
                                                               if applicable
ACCEPTED AND AGREED:
ADVANCED MEDIA, INC.

By:______________________________                              Dated:  _____________________ , 1995.
Name:
Title:

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                                                      EXHIBIT 10.37, PAGE 7 OF 8

                   EXECUTION PAGE FOR SUBSCRIPTION BY ENTITIES

TOTAL SUBSCRIPTION AMOUNT $ ________________________________ .

/ /         EMPLOYMENT BENEFIT PLAN OR TRUST (including pension plan, profit sharing plan, other defined contribution plan and SEP)

/ /         IRA, IRA ROLLOVER OR KEOGH PLAN

/ /         TRUST (other than employee benefit trust)

/ /         CORPORATION (Please include certified corporate resolution authorizing signature)

/ /         PARTNERSHIP

/ /         OTHER

Print information as it is to appear on the Company records.

_________________________________________
(Name of Subscriber) (Taxpayer ID Number)

_________________________________________           (Plan number, if applicable)


_________________________________________
(Address)        (Telephone Number)


Name and Taxpayer ID number of sponsor, if applicable

                                                      EXHIBIT 10.37, PAGE 8 OF 8

The undersigned trustee, partner, corporate officer or fiduciary certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Note Purchase Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Notes has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

                                                   SIGNATURE(S)

Dated: _____________  , 1995.

By: _____________________________           By:
Signature of Authorized Signatory           Signature of Required Authorized
                                            Co-Signatory

_________________________________
Print Name of Signatory                     Print Name of Required Co-Signatory


_________________________________
Print Name of Signatory                     Print Title of Required Co-Signatory


ACCEPTED AND AGREED:
ADVANCED MEDIA, INC.

By_______________________________
         Dated:_______________________, 1995
         Name:
         Title: